A. M. Castle & Co.

August 2014

NYSE: CAS

Forward Looking Statements

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the company assumes no obligation to update the information included in this release. Such forward-looking statements include, but are not limited to, statements concerning our possible or assumed future results of operations, and our expectations and estimates relating to restructuring activities, including restructuring charges and timing of cash payments related thereto, and operational flexibility, savings, and efficiencies from such restructuring actions. These statements often include words such as "believe," "expect," "anticipate," "intend," "aim," "plan," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these risk factors, see the risk factors identified in our filing with the Securities and Exchange Commission in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Regulation G & Other Cautionary Notes

This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U. S. GAAP ("GAAP"). However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.

In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision/benefit for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies. Adjusted non-GAAP net income and adjusted EBITDA, which are defined as reported net income and EBITDA adjusted for non-cash items and items which are not considered by management to be indicative of the underlying results, are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company's financial performance. Management uses EBITDA, adjusted non-GAAP net income and adjusted EBITDA to evaluate the performance of the business.

The financial information herein contains information generated from audited financial statements and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

In this presentation, we refer to information and statistics regarding the general manufacturing markets. We obtained this information and these statistics from sources other than us, such as Purchasing magazine and the Institute of Supply Management, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. We have used these sources and estimates and believe them to be reliable.

Company Overview

- One of the largest metal service center companies based in the U.S. with $1.1 billion in 2013 annual net sales
- Specialty Products, Specialty Services, Customized Supply Chain Solutions
- Strong exposure to long-term growth end markets including Industrial, Aerospace and Oil & Gas
- Supplying over 5,000 products to over 25,000 customers on a global basis
- 120+ year history in the metal service center industry









Value Added Services & Solutions

Serving Vital Link in Global Metal Supply Chain



Mills
Sub
Sub
Sub
Sub
Sub
Sub
Global
Global OEMs

Mills

- Limited distribution points and fabrication services
- Minimum order size requirements (bulk quantities)

A.M. Castle

- Many global distribution points
- Robust fabrication services
- Flexibility in order sizes
- Manages lead time differentials, warehousing and other distribution services

Global OEMs

- Demand delivery of products within short timeframe
- Need for specialized products and services
- Need for products in smaller quantities and forms

Specialty Grade, High Value Metals

Diversified Product Offering with Focus on Specialty Materials

Focus on Value

- Sales focused on primarily highly specialized product offering
- A.M. Castle average selling price of $3,300 - $3,500 per ton compared to an average commodity hot rolled coil at $700-$750 per ton






Product Offering



Plastics, 14%
Alloy Bar, 18%
Other, 9%
Aluminum, 13%
Nickel, 7%
SBQ Bar, 3%
Carbon and Alloy Plate, 6%
Tubing, 16%
Stainless, 10%
Cold finished Carbon, 4%

Product distribution as a percentage of 1H'14 Net Sales

Diversified Global End Markets

Global Demand Driving Growth in Key End Markets

Markets Served
(1H'14 Net Sales)

Market	Share
Industrials	45%
Oil & Gas	21%
Aerospace	20%
Plastics	14%



Industrials

- Primarily focused on heavy equipment & infrastructure
- Funding for capital spending expected to increase with economic recovery
- Long-term relationships with leading global OEMs



Oil & Gas

- Positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region
- Provide products to support drilling and completion activities, including unconventional drilling and fracking



Aerospace

- Specialty products and supply chain solutions to the Commercial Aerospace and Defense industries
- JSF F-35 contract extended through 2016
- Ongoing multi-year backlogs at major commercial aircraft manufacturers



Plastics

- Supply thousands of diverse plastics and related products across the US market
- Key industries served include Aerospace & Defense, Construction & Maintenance, Life Sciences, Marine, and Transportation and many more

Broad Geographic Footprint Serving Global Markets



BC
AB
SK
MB
ON
QC
NL
NB
NS
PE
WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
PA
NY
VT
ME
NH
MA
CT
RI
NJ
DE
MD
VA
WV
KY
TN
NC
SC
GA
AL
MS
LA
AR
MO
KS
OK
TX
NM
AZ
UT
CO
NV
CA
FL
Gulf of California
China
Singapore
United Kingdom
France
Spain

- METALS BRANCH
- METALS SALES OFFICE
- PLASTICS BRANCH
- CORPORATE OFFICE

Source: 2013 Form 10-K

Blue Chip Customer Base in Various End Markets

Serving a Broad Range of Diverse Customers

AIRBUS

SPX

GENERAL DYNAMICS Electric Boat

Johnson Controls

HALLIBURTON

JOHN DEERE

BOEING

CAT

GE Energy

JOY MINING MACHINERY
A Joy Global Inc. Company

BALDOR

LOCKHEED MARTIN

Gulfstream
A GENERAL DYNAMICS COMPANY

Cessna

United Technologies

Supplier Partners

Stable supplier base values A. M. Castle as a key customer and provides access to specialty metals

Product Category	Supplier
✓ Aluminum	❖ Kaiser Aluminum and Constellium
✓ Alloy	❖ Timken, Tenaris, Republic and Vallourec
✓ Nickel & Stainless	❖ Allegheny, Special Metals and North American Stainless
✓ Carbon	❖ ArcelorMittal, SSAB and Nucor
✓ Titanium	❖ RTI
✓ Plastics	❖ Cyro Industries/Evonik, SABIC Innovative Plastics and Quadrant Engineered Plastics/Mitsubishi

Quarterly Net Sales Trend *($ in millions)*



$400
$350
$300
$250
$200
$150
$100
$50
$-
70
65
60
55
50
45
40
35
30

	1Q'10	2Q'10	3Q'10	4Q'10	1Q'11	2Q'11	3Q'11	4Q'11	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14
Revenue	$223	$240	$245	$236	$273	$282	$295	$282	$363	$329	$304	$274	$293	$273	$254	$233	$253	$250
PMI	57	58	57	57	60	57	52	52	53	53	50	50	53	50	56	57	53	55

The Company believes that its revenue trends typically correlate to the changes in PMI on a six to twelve month lag basis.

Source: Management uses the Purchasing Managers Index ("PMI") provided by the Institute of Supply Management.

Organizational Objectives

Customer Centric


Castle Metals

More focused than ever on the customer

Nimble Business



Faster and easier to do business with

Highly Competitive


A. M. Castle & Co.
CAS
NYSE

Highly competitive in our end markets

Engaged Employees



Earn a reputation for employees who share ideas, best practices and process improvements

Path to sales and earnings growth.

Commercial Improvement Strategy

Strategic Objective	Status Update
• Realign sales organization into geographic territories where local teams are accountable for selling all of our products and services	Implemented in 1Q'14
• Localize certain pricing, inventory, lead time and delivery decisions to improve customer satisfaction in local markets	Short-term solution rolled out in 1Q'14 – pricing program to be implemented in 3Q'14
• Establish clear territory growth expectations supported by tracking metrics including standardized territory sales plans focused on alignment and accountability and real time performance tracking and enterprise ratings	Implemented in 1Q'14
• Re-energize Strategic Account Team to leverage our global locations, maximize value and help our customers profitably grow their business	Implemented in 1Q'14 – ERP enhancements planned for 3Q'14
• Executive level and branch review of customer accounts to ensure all facets of the organization have visibility to customer needs and expectations	Implemented in 1Q'14

Growth Focus – Short Term Actions

Actions	Impacts
➢ Inventory redeployment and rebalancing • Completed at 15 facilities in 1H'14	• Significant improvement in sales trends at facilities completed in 1H'14
➢ Strategic accounts • Leverage global locations	• Team recruited and deployed in 2013 • Top 25 target accounts per end market in process for 2014
➢ Improved execution • Quoting • Universal product access • Leverage improved metals pricing environment	• Higher overall quote levels and closure rates in 1H'14 compared to 1H'13

Operating Expense Analysis

Second Half 2014 Quarterly Operating Expense Target ($ in millions)	
2Q'14 Operating Expenses (excluding Impairment of Goodwill and Restructuring Charges)	$ 72.7
Results of 2Q'14 headcount reductions and other targeted cost reductions	$ (3.0) – $ (3.5)
Lower plant costs after completion of 2Q'14 initiatives	$ (2.0) – $ (2.7)
Elimination of remaining frictional costs	$ (0.7) – $ (1.5)
Second Half 2014 Quarterly Operating Expense Target	$ 65 – $ 67

- 2Q'14 headcount reductions expected to generate $7 million of annual cost savings
- Temporary frictional costs managed out by second half of 2014
- Lower plant and transportation costs in 2H'14 are from completion of branch consolidations and local inventory deployment

Financial and Operating Targets





NYSE
A. M. Castle & Co.
CAS
NYSE

Lower Operating Expenses	Higher Operating Profits	Lower Days Sales in Inventory	Fortify Balance Sheet
22% operating expense ratio* by end of 2014 *operating expenses as a percentage of net sales	**10% operating profit** in normal market conditions	**150 days** by end of 2014	Maximize free cash flow, **reduce debt**, create further financial flexibility

Commitment to increasing shareholder value.

Financial Overview

Sales Trends

Annual Net Sales
($ in millions)



$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
$990
2010
2011
2012
2013
LTM 1H'14

Quarterly Net Sales
($ in millions)



$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
$253
$250
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14

- 1H'14 net sales trends were negatively impacted by facility consolidation issues in plate business and IT systems conversion in oil and gas business.
- 9% pricing decline and 4% volume decline for Metals segment sales in 1H'14 compared to 1H'13.
- New sales support structure positions Company well to gain share as market growth returns.

Focused on Improving Cash Flows



Adjusted EBITDA*
($ in millions)
$80
$60
$40
$20
$0
$17
$43
$75
$26
$1
2010
2011
2012
2013
LTM 1H'14



Cash Flow*
($ in millions)
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
$(28)
$17
$(12)
$16
$31
$20
$7
$5
$(5)
$(32)
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14

- Minimal capital expenditures required – typically 1% of revenue
- Cash flow used in operations in 1H'14 includes the impact of strategic local inventory deployments

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Key Balance Sheet Items ($ in 000s)

	June 30, 2014	December 31, 2013
Cash and Cash Equivalents	$ 17,076	$ 30,829
Accounts Receivable	146,068	128,544
Inventory, net of LIFO reserves [1]	222,194	214,900
Other Current Assets	19,036	16,418
Total Current Assets	$ 404,374	$ 390,691
Accounts Payable	(89,436)	(69,577)
Other Current Liabilities	(32,040)	(31,764)
Working Capital	$ 282,898	$ 289,350
Total Capital (total debt plus stockholders' equity)	$ 494,321	$ 555,890
Total Debt	(270,870)	(245,996)
Stockholders' Equity	$ 223,451	$ 309,894

[1] Inventory at replacement cost is $351,822 and $345,754 at June 30, 2014 and December 31, 2013, respectively.

Next Step, Improve Working Capital Measurements


Inventory – DSI
Days
200
175
150
125
100
75
50
25
0
129
187
180
164
2011
2012
2013
1H'14


Receivables – DSO
Days
60
50
40
30
20
10
0
50
49
51
51
2011
2012
2013
1H'14

- Focused on significantly improving both DSI and DSO over the next several quarters
- 150 DSI target for 2014

Improving Financial Position

Debt-to-Capital



58.0%
54.0%
50.0%
46.0%
42.0%
38.0%
34.0%
30.0%
50.2%
45.3%
46.8%
43.4%
44.3%
38.7%
54.8%
51.3%
Dec '11
Dec '12
Dec '13
Jun '14
Net
Total

- Net debt reduction of $60 million in fiscal year 2013
- Remain focused on creating additional financial flexibility from restructuring profit improvement

$ in millions	Dec '11	Dec '12	Dec '13	Jun '14
Total Debt	$ 314.9	$ 297.1	$ 246.0	$ 270.9
Less: Cash Balances	30.5	21.6	30.8	17.1
Net Debt	$ 284.4	$ 275.5	$ 215.2	$ 253.8
Stockholders' Equity	312.3	337.3	309.9	223.4
Total Capital (total debt plus stockholders' equity)	$ 627.2	$ 634.4	$ 555.9	$ 494.3

APPENDIX

Annual and LTM Financial Business Trends As Reported *($ in millions, except per share)*



Net Sales
$1,600
$1,200
$800
$400
$0
$944
$1,132
$1,270
$1,053
$990
2010
2011
2012
2013
LTM 1H'14



Adjusted EBITDA*
$80
$60
$40
$20
$0
$17
$43
$75
$26
$1
2010
2011
2012
2013
LTM 1H'14



Adjusted Non-GAAP Diluted (Loss) Income per Share*
$0.75
$0.25
-$0.25
-$0.75
-$1.25
-$1.75
-$2.25
-$2.75
$(0.25)
$0.53
$0.26
$(1.21)
$(2.53)
2010
2011
2012
2013
LTM 1H'14



Adjusted Operating (Loss) Income*
$40
$25
$10
-$5
-$20
-$35
$(9)
$5
$40
$(7)
$(31)
2010
2011
2012
2013
LTM 1H'14

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Quarterly Financial Business Trends As Reported

($ in millions, except per share)

Net Sales



$400
$300
$200
$100
$0
$363
$329
$304
$274
$293
$273
$254
$233
$253
$250
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14

Adjusted EBITDA*



$30
$20
$10
$0
-$10
$28
$19
$19
$9
$9
$12
$5
$-
$1
$(5)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14

Adjusted Non-GAAP Diluted (Loss) Income per Share*



$0.50
$0.25
$0.00
-$0.25
-$0.50
-$0.75
-$1.00
$0.28
$0.11
$0.10
$(0.24)
$(0.35)
$0.02
$(0.30)
$(0.58)
$(0.67)
$(0.98)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14

Adjusted Operating (Loss) Income*



$20
$10
$0
-$10
-$20
$18
$10
$10
$2
$1
$2
$(2)
$(8)
$(6)
$(15)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14

* Contains non-GAAP information – see "Non-GAAP reconciliation" in Appendix for a detailed reconciliation.

Liquidity and Balance Sheet

SELECTED CONSOLIDATED RESULTS *($ in Millions)*	Six Months Ended June 30,	
Unaudited	2014	2013
Cash (Used in) From Operations	$ (32.5)	$ 56.1
Cash Paid for CapEx	$ (4.3)	$ (5.4)
Avg Days Sales in Inventory	164	174
Avg Receivables Days Outstanding	51	51

SELECTED CONSOLIDATED RESULTS *($ in Millions)*	As of June 30,	As of December 31,
Unaudited	2014	2013
Total Debt (net of unamortized discounts) [1]	$ 270.9	$ 246.0
Cash and Cash Equivalents	17.1	30.8
Total Debt less Cash and Cash Equivalents ("Net Debt")	$ 253.8	$ 215.2
Stockholders' Equity	223.4	309.9
Total Debt plus Stockholders' Equity ("Capital")	$ 494.3	$ 555.9
Net Debt to Total Capital	51.3%	38.7%

[1] There were $22.9 million of cash borrowings under the revolving credit facility as of June 30, 2014 and no cash borrowings as of December 31, 2013.

Non-GAAP Reconciliation

Reconciliation of EBITDA and Adjusted EBITDA to Net (Loss) Income (Unaudited – $ in millions)

	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14
Net (Loss) Income	$(4.3)	$(3.0)	$3.2	$(5.6)	$(10.6)	$(3.8)	$(6.9)	$(12.7)	$(16.0)	$(72.3)
Depreciation and Amortization Expense	6.6	6.5	6.3	6.5	6.6	6.6	6.4	6.6	6.5	6.5
Interest Expense, Net	10.2	10.0	10.2	10.6	10.2	10.1	10.2	10.1	10.0	9.8
Interest Expense, Unrealized Loss on Debt Conversion Option	11.3	4.3	-	-	-	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	-	-	2.6	-	-
Income Taxes	4.4	(0.7)	0.5	(2.8)	(1.4)	(7.8)	(4.3)	(6.3)	(0.1)	(6.0)
EBITDA	$28.2	$17.1	$20.2	$8.7	$4.8	$5.1	$5.4	$0.3	$0.4	$(62.0)
Non-GAAP Net (Loss) Income Adjustments[1]	(0.4)	1.9	(1.1)	0.3	4.0	6.5	-	0.1	0.5	56.4
Adjusted EBITDA	$27.8	$19.0	$19.1	$9.0	$8.8	$11.6	$5.4	$0.4	$0.9	$(5.6)

Reconciliation of EBITDA and Adjusted EBITDA to Net (Loss) Income (Unaudited – $ in millions)

	2010	2011	2012	2013	LTM 1H'14
Net (Loss) Income	$ (5.6)	$ (1.8)	$ (9.7)	$ (34.0)	$(107.9)
Depreciation and Amortization Expense	20.6	20.5	25.9	26.2	26.0
Interest Expense, Net	5.0	9.7	41.0	40.6	40.1
Interest Expense, Unrealized Loss on Debt Conversion Option	-	4.0	15.6	-	-
Loss on Extinguishment of Debt	-	6.1	-	2.6	2.6
Income Taxes	(3.1)	(1.1)	1.4	(19.8)	(16.7)
EBITDA	$ 16.9	$ 37.4	$ 74.2	$ 15.6	$ (55.9)
Non-GAAP Net (Loss) Income Adjustments[1]	-	5.7	0.7	10.6	57.0
Adjusted EBITDA	$16.9	$43.1	$74.9	$26.2	$1.1

[1] Non-GAAP Net Loss adjustments relate to impairment of goodwill for the 1H'14 periods, restructuring charges for the 2013 and 1H'14 periods, CEO transition costs for the 2012 periods, Tube Supply net income and Tube Supply acquisition costs for the 2011 periods and unrealized losses for commodity hedges for the 2011-2013 and 1H'14 periods.

Non-GAAP Reconciliation

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net (Loss) Income (Unaudited - $ in millions)	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14
Net (Loss) Income, as reported	$(4.3)	$(3.0)	$3.2	$(5.6)	$(10.6)	$(3.8)	$(6.9)	$(12.7)	$(16.0)	$(72.3)
Restructuring Charges	-	-	-	-	3.0	6.1	0.8	0.3	0.7	0.9
Impairment of Goodwill	-	-	-	-	-	-	-	-	-	56.2
Unrealized Loss on Debt Conversion Option	11.3	4.3	-	-	-	-	-	-	-	-
CEO Transition Costs, Net	-	0.5	-	-	-	-	-	-	-	-
Unrealized (Gains) Losses on Commodity Hedges	(0.4)	1.4	(1.1)	0.3	1.0	0.4	(0.8)	(0.2)	(0.2)	(0.7)
Tax Effect of Adjustments	0.2	(0.7)	0.3	(0.1)	(1.5)	(2.3)	-	(0.9)	(0.2)	(7.0)
Adjusted Non-GAAP Net (Loss) Income	$6.8	$2.5	$2.4	$(5.4)	$(8.1)	$0.4	$(6.9)	$(13.5)	$(15.7)	$(22.9)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$0.29	$0.11	$0.11	$(0.24)	$(0.35)	$0.02	$(0.30)	$(0.58)	$(0.67)	$(0.98)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$0.28	$0.11	$0.10	$(0.24)	$(0.35)	$0.02	$(0.30)	$(0.58)	$(0.67)	$(0.98)

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net Loss (Unaudited - $ in millions)	2010	2011	2012	2013	LTM 1H'14
Net Loss, as reported	$(5.6)	$(1.8)	$(9.7)	$(34.0)	$(107.9)
Restructuring Charges	-	-	-	10.2	2.7
Impairment of Goodwill	-	-	-	-	56.2
Unrealized Loss on Debt Conversion Option	-	4.0	15.6	-	-
CEO Transition Costs, Net	-	-	0.5	-	-
Debt Refinancing Charges and Interest on New Debt	-	11.4	-	-	-
Tube Supply Acquisition Costs and Net Income	-	3.4	-	-	-
Unrealized (Gains) Losses on Commodity Hedges	-	2.3	0.2	0.4	(1.9)
Tax Effect of Adjustments	-	(6.9)	(0.3)	(4.7)	(8.1)
Adjusted Non-GAAP Net (Loss) Income	$(5.6)	$12.4	$6.3	$(28.1)	$(59.0)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$(0.25)	$0.54	$0.27	$(1.21)	$(2.53)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$(0.25)	$0.53	$0.26	$(1.21)	$(2.53)

Non-GAAP Reconciliation

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income (Unaudited - $ in millions)	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14
Operating (Loss) Income	$18.2	$9.5	$10.5	$1.6	$(0.9)	$(3.8)	$(3.1)	$(7.9)	$(7.3)	$(71.9)
Restructuring Charges in Operating Expenses	-	-	-	-	2.2	5.6	0.9	0.3	0.7	0.9
Impairment of Goodwill	-	-	-	-	-	-	-	-	-	56.2
Adjusted Operating (Loss) Income	$18.2	$9.5	$10.5	$1.6	$1.3	$1.8	$(2.2)	$(7.6)	$(6.6)	$(14.8)

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income (Unaudited - $ in millions)	2010	2011	2012	2013	LTM 1H'14
Operating (Loss) Income	$(9.3)	$5.2	$39.8	$(15.7)	$(90.2)
Restructuring Charges in Operating Expenses	-	-	-	9.0	2.8
Impairment of Goodwill	-	-	-	-	56.2
Adjusted Operating (Loss) Income	$(9.3)	$5.2	$39.8	$(6.7)	$(31.2)

Reconciliation of Cash Flow (Unaudited – $ in millions)	1Q'12	2Q'12	3Q'12	4Q'12	1Q'13	2Q'13	3Q'13	4Q'13	1Q'14	2Q'14
Cash (Used In) From Operating Activities	$(24.4)	$18.8	$(7.3)	$18.2	$32.6	$23.5	$9.6	$8.7	$(2.9)	$(29.6)
Cash Used For Capital Expenditures	(3.1)	(1.6)	(4.3)	(2.1)	(1.9)	(3.5)	(2.2)	(4.0)	(2.0)	(2.3)
Cash Flow	$(27.5)	$17.2	$(11.6)	$16.1	$30.7	$20.0	$7.4	$4.7	$(4.9)	$(31.9)

Thank You

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